UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2010

BROADWAY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27464	95-4547287
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Wilshire Boulevard, Los Angeles, California		90010
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (323) 634-1700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Broadway Financial Corporation (the “Company”) has received a letter, dated May 26, 2010, from the Nasdaq Listing Qualifications Department stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) because the Company has not yet filed with the SEC its Quarterly Report on Form 10-Q for the first quarter of 2010, as well as its Annual Report on Form 10-K for the year ended December 31, 2009 (the “2009 form 10-K”). Rule 5250(c)(1) requires that Nasdaq listed companies file their required periodic financial reports with the Securities and Exchange Commission (the “SEC”) on a timely basis.

The Nasdaq letter supplements the previously reported letter to the Company from Nasdaq, dated April 16, 2010, relating to the Company’s failure to file its 2009 Form 10-K. Also as previously reported, in filings made by the Company with the SEC on Form 12b-25 on March 31, 2010, April 15, 2010, and May 18, 2010, the Company was not able to complete its financial statements as of and for the year ended December 31, 2009, and therefore was not able to complete preparation of its 2009 Form 10-K, by the required filing date, due to the fact that the Company had not received the final conclusions of the Office of Thrift Supervision (the “OTS”) with respect to its regular examination of the Bank that commenced in January 2010.

Under the Listing Rules of the Nasdaq Small-Cap Market, the Company must submit a plan to Nasdaq within 60 calendar days from the date of its receipt of the Nasdaq letter for coming into compliance with Listing Rule 5250(c)(1). If Nasdaq accepts the plan, the Listing Rules further provide that Nasdaq may grant an exception to the Company of up to 180 calendar days from the original due date of the Company’s Form 10-K, which would be until October 12, 2010, to regain compliance with Listing Rule 5250(c)(1). The Company expects to file its 2009 Form 10-K and first quarter 2010 Form 10-Q in the next few weeks.

Item 8.01	Other Events.

On June 1, 2010, the Company issued a press release announcing the receipt of the Nasdaq deficiency letter described above under “Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

99.1	Press release dated June 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION

Date: June 1, 2010	By	/s/ Samuel Sarpong
Samuel Sarpong Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated June 1, 2010